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John R. Elder

Acting Executive Vice President
Lindner Asset Management

(image) Acting Executive Vice President John Elder joined Lindner in December 1999 after coming from the Signature Financial Group, where he was Vice President-Financial Administration, serving a number of mutual fund clients. Mr. Elder is based in the Lindner Asset Management headquarters in St. Louis and oversees the company's administrative, operations and financial functions.

John Elder has an extensive background in the mutual fund industry and in financial services, and has brought a wealth of experience, knowledge and know-how to Lindner. His appointment was an important step in the continued strengthening of the Lindner Asset Management team.

Mr. Elder is a Certified Public Accountant. He began his career with Price Waterhouse, and served the firm's financial services clients from offices in Philadelphia, New York City and Hartford for a decade. He then moved to the Phoenix Family of Mutual Funds (the management company was a subsidiary of the Phoenix Home Life Mutual Insurance Company) in Hartford, Connecticut, for a 10-year period. He served as Treasurer of the Phoenix mutual funds - the portfolio size was more than $10 billion - with 25 funds in the group.

John Elder was graduated from Coe College in Cedar Rapids, Iowa and received his Master's in Business Administration from Washington University (St. Louis).

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